UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                FORM 8-K

                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report(Date of earliest event reported)   November 20, 2012
                                                ----------------------------


                               J.W. Mays, Inc.
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            (Exact name of registrant as specified in its charter)


           New York                1-3647               11-1059070
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(State or other jurisdiction     (Commission         (I.R.S. Employer
      of incorporation)          File Number)       Identification No.)


          9 Bond Street,  Brooklyn,  New York          11201-5805
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        (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code  718-624-7400
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425
      under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12
      under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                                This Report Contains 3 Pages.
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
Item 5.07   Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Shareholders was held on November 20, 2012.

(b) The shareholders elected all of the Company's nominees for directors and ratified the appointment of D'Arcangelo & Co., LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2013.

 A. Fixing Number of Directors at five:
    For:      1,192,722
    Against:        728
    Abstain:         57

 B. Election of Directors:
    Name                 Shares For  Shares Against  Shares Abstain  Non-Votes
    ----                 ----------  --------------  --------------  ---------
    Robert L. Ecker      1,192,760      747          0  175,594
    Mark S. Greenblatt   1,191,859    1,648          0  175,594
    Dean L. Ryder        1,192,859      648          0  175,594
    Jack Schwartz        1,191,861    1,646          0  175,594
    Lloyd J. Shulman     1,192,860      647          0  175,594

 C. Ratification of D'Arcangelo & Co., LLP:
    For:      1,368,226
    Against:        782
    Abstain:         93

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


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      J. W. MAYS, INC.
                                                 ---------------------------
                                                        (Registrant)



Dated:    November 21, 2012                      By:  Mark Greenblatt
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                                                 Mark Greenblatt
                                                 Executive Vice President
                                                 Principal Financial Officer


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